EXHIBIT 10.6

SUBSCRIPTION AGREEMENT

Butler International, Inc.
110 Summit Avenue
Montvale, NJ 07645

Gentlemen:

                    1.      Subscription. (a) The undersigned, intending to be legally bound, hereby irrevocably subscribes to purchase from Butler International, Inc., a Maryland corporation (the “Company”), the number of shares of Series A Preferred Stock (“Series A Preferred Shares”) of the Company, par value $.001 per share, (the “Preferred Stock”) set forth on the signature page hereof, at a purchase price (the “Purchase Price”) equal to $1,000.00 per share. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Agreement, the Registration Rights Agreement, of even date herewith (the “Registration Rights Agreement”), the Warrant, of even date herewith (the “Warrant”) and the Articles Supplementary Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock (the “Articles Supplementary”), relating to an offering (the “Offering”) of up to 15,000 shares of Series A Preferred Shares (the aggregate number of shares sold pursuant to this Agreement is herein referred to as the “Shares”). The undersigned acknowledges that Sheridan Road Capital LLC will receive 7% of the proceeds of all Series A Preferred Shares sold by them in the Offering.

                              (b)     Subscription payments should be made payable to “Butler International, Inc.,” and should be delivered, together with two executed and properly completed copies of this Agreement. If the subscription is not accepted in whole or in part by the Company, the full or ratable amount, as the case may be, of any subscription payment received will be promptly refunded to the subscriber without deduction therefrom or interest thereon.

                              (c)     If this subscription is accepted by the Company, in whole or in part, and subject to the conditions set forth in Section 2 of this Agreement, the Company shall deliver to the undersigned the Shares subscribed for hereby, dated the date of the Closing, and a fully executed copy of this Agreement.

                              (d)     The undersigned may not withdraw this subscription or any amount paid pursuant thereto except as otherwise provided below.

                              (e)     If any other purchaser in the Offering obtains more favorable terms from the Company than those obtained by the undersigned, the Company hereby agrees to amend the relevant documents to provide the same terms to the undersigned.

                              (f)     If and when a closing of the Offering (“Closing”) occurs, the Company will issue to the undersigned Warrants for the purchase of 250 shares of common stock of the Company, par value $.001 per share (“Common Stock”), for every Series A Preferred Share purchased by the undersigned. The Company will issue to the undersigned additional Warrants for the purchase of 150 shares of Common Stock for every Series A Preferred Share purchased by the undersigned if, but only if, (i) the Closing occurs, and (ii) the Company fails to replace General Electric Capital Corporation (“GECC”) with another senior creditor no later than June 30, 2007.

                    2.      Conditions. It is understood and agreed that this subscription is made subject to the terms and conditions set forth in the Escrow Agreement with Stewart Title Company, along with the Conditions to Escrow Agreement, both of even date herewith.

                    3.      Representations and Warranties of the Company. The Company represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of the Closing except for any changes resulting solely from the Offering:

                              (a)     The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company. The Company shall use the net proceeds from this Offering for general corporate purposes. The Company may use a portion of the net proceeds to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies, although the Company has no binding agreements to do so.

                              (b)      At the date of the Closing, the authorized capital stock of the Company will consist of 125,000,000 shares of Common Stock, par value $0.001 per share, 11,913,124 shares of which are issued and outstanding immediately prior to the closing and 15,000,000 shares of Preferred Stock, par value $.001 per share of which 15,000 shares have been designated Series A Preferred Shares, none of which are issued and outstanding immediately prior to the closing, and of which 7,200,000 have been designated Series B Cumulative Convertible Preferred Stock, 6,227,470 of which are issued and outstanding immediately prior to the closing (together, “Preferred Stock”). Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof and has not been issued and is not owned or held in violation of any preemptive rights of stockholders.

                              (c)     The Company has all requisite power and authority to (i) execute, deliver and perform its obligations under each of (A) this Agreement, (B) the Registration Rights Agreement, and (C) the Warrant (collectively, the “Documents”) and (ii) to issue and sell the Shares. All necessary corporate proceedings of the Company have been or will be duly taken to authorize the execution, delivery, and performance of the Documents, the issuance and sale of the Shares, and the filing of any documents requiring filing by any federal or state securities or other regulatory authority. Each Document has been or will be duly authorized by the Company and, when executed and delivered by the Company will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms

(assuming due authorization and execution of the Documents by any other necessary parties thereto).

                              (d)     No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of the Documents or the issuance and sale of the Shares (except such filings and consents as may be required and have been or at the Closing will have been made or obtained under federal and state securities laws).

                              (e)     No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of properties or assets are subject (the “Contracts”) is required for the execution, delivery or performance by the Company of any of the Documents or the issuance and sale of the Shares. The execution, delivery and performance of the Documents and the issuance and sale of the Shares will not trigger anti-dilution adjustments to any of the Company’s outstanding securities under the Company’s Articles of Incorporation or any agreement to which the Company is a party or otherwise.

                              (f)     The execution, delivery and performance of the Documents and the issuance and sale of the Shares will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any Contract or violate or result in a breach of any term of the Articles of Incorporation or by-laws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

                              (g)     The Company has filed all documents and other reports, including Current Reports on Form 8-K, required to be filed by it pursuant to the U.S. securities laws, except for the Form 10-K for the fiscal year ended December 31, 2005, and Form 10-Q’s for the quarters ended September 31, 2005, March 31, 2006, June 30, 2006, and September 30, 2006.

                    3.      Representations, Warranties and Covenants of the Subscriber. The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

                              (a)     The undersigned is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). Specifically the undersigned is (check appropriate items(s)):

                              ___    (i)     A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small

Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

                              ___    (ii)     A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

                              ___    (iii)    An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                              ___    (iv)    A director or executive officer of the Company.

                              ___    (v)     A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000. (California and Massachusetts residents: please see Section 4(b) below.)

                              ___    (vi)    A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. (California and Massachusetts residents: please see Section 4(b) below.)

                              ___    (vii)   A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

                              ___    (viii)  An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

                              (b)     For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber’s investment in the Company will not exceed 10% of such subscriber’s net worth (or joint net worth with his spouse). If the subscriber is a Massachusetts resident, such subscriber’s investment in the Company will not exceed 25% of such subscriber’s joint net worth with his spouse (exclusive of principal residence and its furnishings).

                              (c)     If a natural person, the undersigned is: a bona fide resident of the State contained in the address set forth on the signature page of this Agreement as the under-signed’s home address; at least 21 years of age; and legally competent to execute this Subscription Agreement. If an entity, the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

                              (d)     The undersigned has received, read carefully and is familiar with the Documents and the Company’s Management Presentation, dated August 29, 2006 (collectively, the “Investment Documents”). The undersigned acknowledges that the Company’s Management Presentation is based on information as of the date thereof, and that the Company has no obligation to update such information. The undersigned further acknowledges that the Investment Documents are provided “as is” and without any representation or warranty of any kind whatsoever. Respecting the Company, the undersigned is familiar with the Company’s business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering; the undersigned has received all materials which have been requested by the undersigned; has had a reasonable opportunity to ask questions of the Company and its representatives; and the Company has answered all inquiries that the undersigned or the undersigned’s representatives have put to it. The undersigned has had access to, and the opportunity to request, all additional information, including budgets, internal forecasts and unaudited financial information, necessary to verify the accuracy of the information set forth in the Investment Documents and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

                              (e)     The undersigned or the undersigned’s purchaser representative has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned’s investment in the Company hereunder is not material when compared to the undersigned’s total financial capacity.

                              (f)     The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

                              (g)     The undersigned has been advised by the Company that none of the Shares or the Warrants have been registered under the Act, that the Shares and the Warrants will be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any Federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company’s reliance thereon is based in part upon the representations made by the undersigned in this Agreement. The undersigned acknowledges that the undersigned has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of the Shares and the Warrants. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Shares or Warrants shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Shares or Warrants is registered under the Act, it being understood that neither the Shares nor the Warrants are currently registered for sale although the Company has agreed to so register the common stock underlying the Warrants as provided in this Agreement and the Registration Rights Agreement, or (ii) such Shares or Warrants are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the present time for the sale of the Shares or Warrants, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Act. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Shares or Warrants. The undersigned acknowledges that the Shares and Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing any Shares and Warrants shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Shares and Warrants and such other legends as may be required by state blue sky laws:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless a registration statement with respect thereto is effective under the Act and any applicable state securities laws.”

          Such legend shall be removed by the Corporation, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

                              (h)     The undersigned will acquire the Shares and the Warrants for the undersigned’s own account (or for the joint account of the undersigned and the undersigned’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

                              (i)      It never has been represented, guaranteed or warranted by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either, or any other persons, whether expressly or by implication, that:

                                        (i)     the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the undersigned’s investment in the Company;

                                        (ii)    the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Shares and Warrants or of the Company’s activities;

                                        (iii)   that the resources of the Company, including amounts raised pursuant to the Offering, will be adequate to sustain operations of the Company; or

                                        (iv)   the Company can sustain its operations without future financings which may result in substantial dilution or total loss of the undersigned’s investment.

                              (j)     The undersigned has not received any information concerning this Offering other than the Investment Documents and is not relying on any other information provided to the undersigned or any representations made to the undersigned.

                              (k)     The undersigned is not subscribing for Shares or Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments generally.

                              (l)     The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

                              (m)     The undersigned understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for expenses of the Offering) will be used in all material respects for the purposes set forth in this Agreement.

                              (n)     Without limiting any of the undersigned’s other representations and warranties hereunder, the undersigned acknowledges that:

                                        (i)     the undersigned has reviewed and is aware of the risks of investing in the Offering;

                                        (ii)    no assurances have been given that the financial resources of the Company are sufficient to sustain operations; and

                                        (iii)   that additional debt or equity financing may be required, which may result in the undersigned’s equity position being substantially diluted or the undersigned incurring a total loss of his investment.

                              (o)     The undersigned acknowledges that audited financial statements for the fiscal year ended December 31, 2005 are not yet available, that unaudited financial statements for the quarters ended September 30, 2005, March 31, 2006, June 30, 2006, and September 30, 2006 are not yet available and that the undersigned has had the opportunity to ask questions concerning the audited and unaudited financial and other information provided to the undersigned.

                              (p)     The undersigned acknowledges that it is aware that the Company will be restating its annual and quarterly financial statements beginning with the financial statements contained in its annual report on Form 10-K for the year ended December 31, 2004, which includes financial statements for fiscal years 2002, 2003 and 2004.

                              (q)     The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

                              (r)     The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Shares and Warrants and has not relied on the Investment Documents or the Company, its officers, directors or professional advisors for advice as to such consequences.

                    4.       Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in Section 4 hereof, and agrees to indemnify and hold harmless the Company, its partners, and each incorporator, officer, director, partner, employee, agent and controlling person of each thereof, past, present or future, from and against any and all loss (including reasonable attorneys fees), damage or liability due to or arising out of a breach of any such representation or warranty.

                    5.       Transferability. Neither this Agreement, nor any interest of the undersigned herein, shall be assignable or transferable by the undersigned in whole or in part except by operation of law. Any attempt to assign or transfer this Agreement or any interest therein other than by operation of law shall be void.

                    6.       Miscellaneous.

                              (a)     This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged.

                              (b)     Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by FedEx, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at the address set forth on the first page hereof, (ii) if to the undersigned, at the address set forth on the signature page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6(b). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 6(b). Any notice or other communication given by certified mail shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 6(b) shall be deemed given at the time of receipt thereof.

                              (c)     This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors, assigns, heirs and personal representatives of the undersigned (including permitted transferees of the Shares and Warrants).

                              (d)     The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                              (e)     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                              (f)     This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to principles governing conflicts of law.

                              (g)     This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Sections 6, and 7(c) and 7(g)).

                              (h)     If the Company shall prevail in any litigation, arbitration, or mediation relating to this Agreement, the undersigned shall reimburse the Company for its legal fees, costs and expenses arising from such litigation, arbitration or mediation.

                              (i)     The parties hereto irrevocably consent to the jurisdiction of the courts of the State of Maryland and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 8(b). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

                              (j)     At the Closing, the Company shall reimburse the Investor for its reasonable legal expenses incurred in the negotiation of the terms hereof, not to exceed $20,000. Such reimbursement may be effected by offset to the Purchase Price.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Number of Shares
Being Purchased

Number of Warrants	By:

(Signature of Subscriber or Authorized Signatory)

Social Security Number or other Taxpayer Identification Number:

Address:

If the Shares and Warrants will be held as joint tenants, tenants in common, or community property, please complete the following:

Print name of spouse or other co-subscriber

Signature of spouse or other co-subscriber

Print manner in which Shares and Warrants will be held

Social Security Number

[

ACCEPTED BY:
BUTLER INTERNATIONAL, INC.

By:

Name:
Title:

Date: ____________, 2006

[Individuals]

STATE OF	)
	)	ss.:
COUNTY OF	)

          On the ______ day of __________, 2006, before me personally came __________________________ and ________________, to me known, and known to me to be the person(s) described in and who executed the foregoing instrument, and s/he/they acknowledged to me that s/he/they executed the same.

Notary Public

[Corporations]

STATE OF	)
	)	ss.:
COUNTY OF	)

          On the ______ day of ___________, 2006, before me personally came ___________, to me known, who, being by me duly sworn, did depose and say that s/he resides in _____________________________ that s/he is the _____________ of ________________________________________, the corporation described in and which executed the above instrument; and that s/he signed his/her name thereto by order of the board of directors of said corporation.

Notary Public

[Partnerships]

STATE OF	)
	)	ss.:
COUNTY OF	)

          On the ______ day of _____________, 2006, before me personally came ________________________, to me known, and known to me to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is a general partner of _____________________, that s/he executed the foregoing instrument in such partnership’s name, and that s/he had authority to sign the same, and s/he acknowledged to me that s/he executed the same as the act and deed of said partnership for the uses and purposes therein mentioned.

Notary Public